UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

Form 8-K
Current Report
_______________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

SELECTQUOTE, INC.
(Exact name of registrant as specified in its charter)
_____________
Commission file number: 001-39295

Delaware	94-3339273
(State of incorporation)	(I.R.S. Employer Identification No.)

6800 West 115th Street, Suite 2511
Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)
(913) 599-9225
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class: Common Stock	Trading Symbol	Name of each exchange on which registered
$0.01 par value	SLQT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)    On September 23, 2020, Donald Britton, a Class I member of the Board of Directors (the “Board”) of SelectQuote, Inc. (the “Company”), notified the Company of his resignation from the Board effective on such date. Mr. Britton’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

(e) On September 23, 2020, the Board appointed Kavita K. Patel as a Class I member of the Board. Dr. Patel’s term began upon her appointment and will run through the Company’s annual meeting of stockholders in 2020. Further on September 23, 2020, the Board appointed Dr. Patel to the Nominating and Governance Committee of the Board. Since February 2011, Dr. Patel has been a Nonresident Fellow in the Department of Economic Studies at The Brookings Institution in Washington, DC. Since March 2020, she has been a practicing primary care physician at Mary’s Center, a federally-qualified Health Center in Washington, DC. From August 2011 to August 2019, she was a practicing primary care physician at Johns Hopkins Medicine in Baltimore.

Dr. Patel will be compensated on the same basis as all other non-management Directors of the Company. Compensation for non-management directors is described each year in the Company’s Proxy Statement under “Director Compensation”. Dr. Patel is not and has not been involved in any related-party transactions with the Company required to be disclosed under Item 404 of Regulation S-K, and does not have any family relationships with any other director, executive officer, or any persons nominated for such positions.

Item 7.01 Regulation FD Disclosure.

On September 23, 2020, the Company issued a press release announcing the election of Dr. Patel to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 23, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTQUOTE, INC.

Date: September 23, 2020	By: /s/ Daniel Boulware
Name: Daniel "Al" Boulware
Title: General Counsel and Corporate Secretary